LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SMALL COMPANY PORTFOLIO

February 1, 2000

Dear Shareholder:

We are pleased to provide you with the December 31, 1999 annual report for the J.P. Morgan Small Company Portfolio.

The J.P. Morgan Small Company Portfolio had a stellar 1999, returning 44.39%. The portfolio outperformed the Russell 2000 Index and the Lipper Variable Annuity Small Cap Funds Average, which returned 21.26% and 38.28%, respectively.

The portfolio's net asset value per share increased from $11.86 on December 31, 1998, to $16.73 on December 31, 1999. The portfolio made distributions during the year of approximately $0.01 per share from ordinary income, approximately $0.35 per share from short-term capital gains and approximately $0.01 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $6.8 million at the start of the year to approximately $16.4 million on December 31, 1999.

The report that follows includes detailed performance information about the J.P. Morgan Small Company Portfolio, as well as an interview with Marian Pardo, the portfolio manager primarily responsible for the portfolio. In this interview, Marian discusses the events in the small-cap equity markets, portfolio performance, and what she sees on the horizon.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Small Company Portfolio. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS.........1    PORTFOLIO FACTS AND HIGHLIGHTS.....6
PORTFOLIO PERFORMANCE..............2    FINANCIAL STATEMENTS...............8
PORTFOLIO MANAGER Q&A..............3
------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995,* would have been worth $27,043 at December 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION
JANUARY 3, 1995 -- DECEMBER 31, 1999

[CHART]

ST2 SMALL COMPANY                                                                          Lipper VA
Portfolio -                                    Frank Russell                               Small Co Funds
Job #1861    Initial Investment  10,000,000    2000   Initial Investment  10,000,000       Avg.      Initial Investment  10,000,000

             MONTHLY Returns   Plot Points                Monthly Returns    Plot Points               Monthly Returns  Plot Points
                               -----------                                   -----------                                -----------
  12/31/94                       10,000         12/31/94                        10,000      12/31/94                        10,000
                               -----------                                   -----------                                -----------
   1/31/95        0.10%          10,010          1/31/95       -1.26%            9,874       1/31/95         -1.31%          9,869
   2/28/95        4.30%          10,440          2/28/95        4.16%           10,285       2/28/95          3.68%         10,232
   3/31/95        2.97%          10,750          3/31/95        1.71%           10,461       3/31/95          2.42%         10,480
   4/30/95        2.23%          10,990          4/30/95        2.22%           10,693       4/30/95          1.62%         10,650
   5/31/95        1.46%          11,150          5/31/95        1.72%           10,877       5/31/95          1.31%         10,789
   6/30/95        5.47%          11,760          6/30/95        5.19%           11,442       6/30/95          5.25%         11,356
   7/31/95        5.36%          12,390          7/31/95        5.76%           12,101       7/31/95          6.63%         12,108
   8/31/95        2.10%          12,650          8/31/95        2.07%           12,351       8/31/95          1.87%         12,335
   9/30/95        1.58%          12,850          9/30/95        1.79%           12,572       9/30/95          2.01%         12,583
  10/31/95       -3.42%          12,410         10/31/95       -4.47%           12,009      10/31/95         -3.22%         12,178
  11/30/95        5.00%          13,030         11/30/95        4.20%           12,514      11/30/95          3.64%         12,621
  12/31/95        1.98%          13,287         12/31/95        2.64%           12,844      12/31/95          1.48%         12,808
   1/31/96        0.68%          13,377          1/31/96       -0.11%           12,830       1/31/96         -0.21%         12,781
   2/29/96        4.20%          13,939          2/29/96        3.12%           13,230       2/29/96          5.46%         13,479
   3/31/96        1.58%          14,159          3/31/96        2.04%           13,499       3/31/96          1.61%         13,696
   4/30/96        5.35%          14,917          4/30/96        5.35%           14,221       4/30/96          7.15%         14,675
   5/31/96        3.75%          15,476          5/31/96        3.94%           14,782       5/31/96          4.14%         15,282
   6/30/96       -4.52%          14,777          6/30/96       -4.11%           14,175       6/30/96         -3.63%         14,728
   7/31/96       -7.10%          13,728          7/31/96       -8.73%           12,937       7/31/96         -7.89%         13,566
   8/31/96        4.41%          14,334          8/31/96        5.81%           13,688       8/31/96          6.08%         14,390
   9/30/96        4.07%          14,917          9/30/96        3.91%           14,223       9/30/96          5.20%         15,139
  10/31/96        0.63%          15,010         10/31/96       -1.54%           14,003      10/31/96         -2.11%         14,819
  11/30/96        3.03%          15,465         11/30/96        4.12%           14,580      11/30/96          2.83%         15,239
  12/31/96        4.65%          16,183         12/31/96        2.62%           14,963      12/31/96          1.49%         15,466
   1/31/97        1.52%          16,428          1/31/97        2.00%           15,262       1/31/97          2.24%         15,812
   2/28/97       -2.83%          15,963          2/28/97       -2.42%           14,891       2/28/97         -3.81%         15,210
   3/31/97       -5.48%          15,089          3/31/97       -4.72%           14,189       3/31/97         -4.82%         14,477
   4/30/97       -1.99%          14,789          4/30/97        0.28%           14,228       4/30/97         -0.40%         14,419
   5/31/97       11.81%          16,535          5/31/97       11.12%           15,811       5/31/97         11.03%         16,009
   6/30/97        5.20%          17,395          6/30/97        4.29%           16,489       6/30/97          4.73%         16,766
   7/31/97        6.27%          18,486          7/31/97        4.65%           17,256       7/31/97          6.09%         17,787
   8/31/97        2.36%          18,923          8/31/97        2.29%           17,651       8/31/97          1.47%         18,049
   9/30/97        6.49%          20,151          9/30/97        7.32%           18,943       9/30/97          7.23%         19,354
  10/31/97       -3.11%          19,523         10/31/97       -4.39%           18,111      10/31/97         -4.49%         18,485
  11/30/97       -0.21%          19,482         11/30/97       -0.65%           17,993      11/30/97         -1.17%         18,268
  12/31/97        1.75%          19,824         12/31/97        1.75%           18,308      12/31/97          0.98%         18,447
   1/31/98       -2.67%          19,294          1/31/98       -1.58%           18,019       1/31/98         -1.52%         18,167
   2/28/98       10.13%          21,248          2/28/98        7.39%           19,352       2/28/98          7.89%         19,600
   3/31/98        5.35%          22,383          3/31/98        4.12%           20,150       3/31/98          4.83%         20,547
   4/30/98       -0.85%          22,193          4/30/98        0.55%           20,261       4/30/98          0.61%         20,673
   5/31/98       -5.34%          21,009          5/31/98       -5.39%           19,170       5/31/98         -5.34%         19,569
   6/30/98       -1.02%          20,793          6/30/98        0.21%           19,210       6/30/98          0.99%         19,762
   7/31/98       -8.80%          18,963          7/31/98       -8.09%           17,655       7/31/98         -6.95%         18,389
   8/31/98      -19.79%          15,211          8/31/98      -19.42%           14,227       8/31/98        -19.83%         14,742
   9/30/98        7.08%          16,287          9/30/98        7.83%           15,340       9/30/98          5.90%         15,612
  10/31/98        2.64%          16,718         10/31/98        4.08%           15,966      10/31/98          4.51%         16,316
  11/30/98        4.78%          17,518         11/30/98        5.24%           16,802      11/30/98          6.56%         17,387
  12/31/98        6.92%          18,729         12/31/98        6.19%           17,842      12/31/98          7.66%         18,718
   1/31/99       -0.08%          18,713          1/31/99        1.33%           18,079       1/31/99          0.85%         18,878
   2/28/99       -7.85%          17,245          2/28/99       -8.10%           16,615       2/28/99         -7.85%         17,396
   3/31/99        3.66%          17,876          3/31/99        1.56%           16,874       3/31/99          2.70%         17,865
   4/30/99        5.04%          18,777          4/30/99        8.96%           18,386       4/30/99          6.39%         19,007
   5/31/99       -1.43%          18,508          5/31/99        1.46%           18,655       5/31/99          1.63%         19,317
   6/30/99        7.43%          19,883          6/30/99        4.52%           19,499       6/30/99          6.87%         20,644
   7/31/99       -0.32%          19,820          7/31/99       -2.74%           18,964       7/31/99         -0.62%         20,516
   8/31/99       -1.44%          19,535          8/31/99       -3.70%           18,262       8/31/99         -2.40%         20,023
   9/30/99        2.99%          20,120          9/30/99        0.02%           18,266       9/30/99          0.81%         20,186
  10/31/99        4.40%          21,005         10/31/99        0.41%           18,340      10/31/99          2.76%         20,743
  11/30/99       12.64%          23,661         11/30/99        5.97%           19,435      11/30/99          8.66%         22,539
  12/31/99       14.30%          27,043         12/31/99       11.32%           21,635      12/31/99         13.20%         25,514

                                                    22.01%                                                16.69%

PERFORMANCE                                       TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                  -----------------      --------------------------------
                                                  THREE      SIX         ONE        THREE      SINCE
AS OF DECEMBER 31, 1999                           MONTHS     MONTHS      YEAR       YEARS      INCEPTION*
-------------------------------------------------------------------      --------------------------------
J.P. Morgan Small Company Portfolio                34.41%    36.01%      44.39%      18.67%       22.01%
Russell 2000 Index**                               18.44%    10.96%      21.26%      13.08%       16.69%
Lipper Variable Annuity
   Small Cap Funds Average                         27.04%    25.45%      38.28%      17.89%       19.61%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 2000 U.S. SMALL-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. HISTORICALLY SMALL-COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE-COMPANY STOCKS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MARIAN U. PARDO, managing director and member of the portfolio management team for the portfolio. Marian joined J.P. Morgan in 1968. She currently manages a number of small-cap portfolios. Previously, she managed equity and convertible funds, as well as large-cap equity portfolios. Marian received her B.A. from Barnard College. This interview took place on January 25, 2000, and reflects Marian's views on that date.

WHAT WERE THE KEY TRENDS IN THE SMALL CAP MARKET OVER THE PAST TWELVE MONTHS?

MP: For the U.S. equity market, this twelve-month period was a highly volatile one. Small caps started off the year on somewhat shaky footing. However, for the balance of the year, they have done quite well, outperforming their larger-cap brethren and offering attractive relative value. It's interesting to note that while the large caps regularly were hitting new highs during the year, because of the volatility in small caps, the Russell 2000 didn't hit a new high until December, the last one being April 1998. Positive earnings announcements and forecasts for future strong earnings propelled the U.S. market forward even as market leadership narrowed even further as technology further strengthened its market-driving position. On the flip side, any company that missed consensus expectations, even by a penny or two, was severely punished by the market.

What we're seeing is the rise in importance of the "new" economy and the waning of the old. These new and old classifications have translated roughly into growth and value, with the growth sectors tech, telecom, biotech, and drugs driving the market while old economy staples such as basic industry and utilities fall to the sidelines.

The increasing disparity between growth and value that was a general market trend was particularly striking in the small cap arena. For the year, the Russell 2000 Growth returned 43.09% versus a NEGATIVE 1.49% for the Russell 2000 Value. Put another way, of the sectors in the Russell 2000 Index, only those several new economy sectors had positive returns, and the index still posted almost a 20% return for the year! This was further helped by the June 30 rebalancing of the Russell 2000. The weightings of new economy sectors increased, the result being an index that is a much better representation of emerging U.S. companies. The IPO market has continued to be red hot as well, with anything Internet-related immediately soaring to dizzying heights (except for a brief period during the summer).

At the same time, mergers and acquisitions have been reshaping the small-cap landscape, as many of the deals this year have been large companies buying small. This has attracted interest in these value targets, bolstering the credibility of their worth. In retail, for example, Federated bought Fingerhut, and in utilities, Scana Corporation acquired Public Service of North Carolina.

HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

MP: Although we had poor performance during the first few months of the year, we ended the year up 44.39%, beating the benchmark by over 23%. The tech-driven, growth-driven market has been to our advantage. While remaining broadly diversified across all sectors, earlier in the year we were overweight tech and telecom while underweighting REITs and utilities, all of which worked to our advantage. We have been fully exposed to all opportunities. Our overweights and underweights have been modest, yet these positions significantly added to performance because of the disparity between growth and value.

WHICH HOLDINGS ADDED TO PERFORMANCE?

MP: Human Genome Sciences, MicroStrategy, SDL Inc., and Applied Micro Circuits were among our top performers for the year. We've owned Human Genome Sciences since its IPO several years ago and the company continues to be at the forefront of genetically based pharmaceutical and diagnostic product development. Human Genome is a very good example of how we invest: we look to identify an opportunity early, be patient, and add to the position over time.

MicroStrategy was one of our top software stocks. The stocks of enterprise software providers in general have skyrocketed this year and MicroStrategy has been among the big winners. In October, the company announced that revenues were up 102% over the same quarter last year and third-quarter net income rose 97% from a year ago.

SDL Inc., a manufacturer of products that power the transmission of data, voice, and Internet information over fiber-optic networks, was up following several consecutive quarters of positive earnings. Its outlook continues to be bright.

Applied Micro Circuits continues to benefit from strong demand for high-performance, high-bandwidth silicon solutions for the world's communication infrastructure. For the year, it was up over 649%.

Outside tech, Mueller Industries (multi-industry) and Georgia Gulf (basic industry) have had a positive impact on performance.

WHICH ONES DETRACTED FROM PERFORMANCE?

MP: There have, of course, been some disappointments. Earlier in the year, we were impacted by not holding a few of the very large cap Internet stocks that were in the Index until the June 30 rebalancing. This included CMGI and E*Trade.

Orbital Sciences, which designs and manufactures space and information systems, was a disappointment in the early part of the year as well. We reviewed our analysis and decided to sell the position.

The health services sector in general had a rough year. Our holding in Alterra Healthcare detracted from performance as the company's earnings growth slowed in the face of overbuilding of facilities. We have since sold the position. Health service companies fought strong headwinds in 1999, which included political attitudes, reimbursements, and Y2K concerns.

Cinar Films, a Canadian film company, has been caught in the controversy over government subsidization of the Canadian film industry. It has since recovered.

A handful of tech and finance companies that had disappointing earnings underperformed. Included in this group is New Era of Networks (we sold this holding) and Willis Lease Finance.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

MP: We are in an extremely volatile market, with very narrow leadership, but we feel we are properly positioned to take advantage of the opportunities still available in many areas. We expect the volatility to continue across the equity markets in 2000. We think, however, that the market will spread out somewhat, although the emphasis will still be on the new economy. Given global growth and continued U.S. growth, we think there are still opportunities in basic industry, energy and some beaten down industrials. We are positioning ourselves to take advantage of this and have reduced our tech holdings a bit.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies.The portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies, primarily those with market capitalizations of less than $1 billion. The portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/99
$16,424,684

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/20/00

EXPENSE RATIO
The portfolio's current annualized expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY 29.4%
CONSUMER GOODS & SERVICES 12.2%
HEALTHCARE 11.1%
FINANCE 10.2%
TELECOMMUNICATIONS 7.3%
INDUSTRIAL PRODUCTS & SERVICES 6.7%
BASIC INDUSTRIES 6.6%
ENERGY 4.6%
TRANSPORTATION 1.5%
UTILITIES 1.2%
SHORT-TERM & OTHER INVESTMENTS 9.2%

[CHART]


LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)           % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)            2.3%
MICROSTRATEGY, INC. (TECHNOLOGY)                    1.9%
APPLIED MICRO CIRCUITS CORP. (TECHNOLOGY)           1.7%
CHECKFREE HOLDINGS CORP.                            1.5%
   (INDUSTRIAL PRODUCTS & SERVICES)
GEORGIA GULF CORP. (BASIC INDUSTRIES)               1.3%
ADVANCED FIBRE COMMUNICATIONS                       1.2%
   (TELECOMMUNICATIONS)
COOPER CAMERON CORP. (ENERGY)                       1.2%
GEON CO. (BASIC INDUSTRIES)                         1.1%
WELLMAN, INC. (BASIC INDUSTRIES)                    1.0%
KOPIN CORP. (TECHNOLOGY)                            1.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolio will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
COMMON STOCKS (90.8%)
BASIC INDUSTRIES (6.6%)
CHEMICALS (4.5%)
Albemarle Corp...................................   3,900   $    74,831
Bush Boake Allen, Inc.+..........................   1,800        44,212
General Chemical Group, Inc......................   3,600         8,325
Geon Co..........................................   5,800       188,500
Georgia Gulf Corp................................   6,800       206,975
Lyondell Chemical Co.............................   2,400        30,600
Minerals Technologies, Inc.......................     400        16,025
Wellman, Inc.....................................   9,000       167,625
                                                            -----------
                                                                737,093
                                                            -----------

FOREST PRODUCTS & PAPER (1.1%)
Caraustar Industries, Inc........................   4,500       107,719
Universal Forest Products, Inc...................   4,700        69,619
                                                            -----------
                                                                177,338
                                                            -----------
METALS & MINING (1.0%)
Kennametal, Inc..................................   1,300        43,712
Mueller Industries, Inc.+........................   2,500        90,625
Schnitzer Steel Industries, Inc., Class A........   1,800        35,100
                                                            -----------
                                                                169,437
                                                            -----------
  TOTAL BASIC INDUSTRIES.........................             1,083,868
                                                            -----------
CONSUMER GOODS & SERVICES (12.2%)
APPARELS & TEXTILES (0.3%)
Columbia Sportwear Co.+..........................   1,600        34,500
Vans, Inc.+......................................   1,700        20,931
                                                            -----------
                                                                 55,431
                                                            -----------

AUTOMOTIVE (0.1%)
Sonic Automotive, Inc.+..........................   1,900        18,525
                                                            -----------

AUTOMOTIVE SUPPLIES (0.1%)
Dura Automotive Systems, Inc.+...................     800        13,900
                                                            -----------
BROADCASTING & PUBLISHING (2.5%)
Citadel Communications Corp.+....................   1,200        77,850
Entercom Communications Corp.+...................   1,600       105,600
Spanish Broadcasting Systems, Inc.,
  Class A+.......................................   2,400        96,150
              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
BROADCASTING & PUBLISHING (CONTINUED)
TV Guide, Inc., Class A+.........................   2,600   $   111,394
World Wrestling Federation Entertainment,
  Inc.+..........................................   1,300        22,384
                                                            -----------
                                                                413,378
                                                            -----------

ENTERTAINMENT, LEISURE & MEDIA (3.1%)
American Classic Voyages Co.+....................   1,300        45,337
Anchor Gaming+...................................   2,500       108,359
Cinar Corp., Class B.............................   4,100       101,987
Insight Communications, Inc.+....................   2,000        59,375
Media Metrix, Inc.+..............................   1,200        43,050
NBC Internet, Inc., Class A+.....................     300        23,175
Premier Parks, Inc.+.............................   2,200        63,525
Quokka Sports, Inc.+.............................   1,300        16,737
Travel Services International, Inc.+.............   1,400        12,950
Webstakes. com, Inc.+............................   1,400        27,781
                                                            -----------
                                                                502,276
                                                            -----------

FOOD, BEVERAGES & TOBACCO (1.1%)
American Italian Pasta Co., Class A+.............   1,900        58,425
Beringer Wine Estates Holdings, Inc., Class B+...     900        35,747
Keebler Foods Co.+...............................   3,200        90,000
                                                            -----------
                                                                184,172
                                                            -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.7%)
Furniture Brands International, Inc.+............   2,500        55,000
Stanley Furniture Co., Inc.+.....................   3,500        64,750
                                                            -----------
                                                                119,750
                                                            -----------

HOUSEHOLD PRODUCTS (0.4%)
Alberto-Culver Co., Class B......................   2,500        64,531
                                                            -----------

MANUFACTURING (0.1%)
Jore Corp.+......................................     300         2,372
Meade Instruments, Corp.+........................     100         2,831
                                                            -----------
                                                                  5,203
                                                            -----------

RESTAURANTS & HOTELS (0.9%)
Aztar Corp.+.....................................   2,900        31,537
Boca Resorts, Inc................................   2,600        25,350
Extended Stay America, Inc.+.....................   3,100        23,637

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
RESTAURANTS & HOTELS (CONTINUED)
Papa John's International, Inc.+.................   1,200   $    31,312
Sun International Hotels Ltd.+...................   1,600        31,000
                                                            -----------
                                                                142,836
                                                            -----------
RETAIL (2.9%)
Alloy Online, Inc.+..............................   2,500        39,687
AnnTaylor Stores Corp.+..........................   2,800        96,425
barnesandnoble.com, inc.+........................     800        11,300
Cost Plus, Inc.+.................................     700        24,872
eToys, Inc.+.....................................     100         2,631
Flowers.com, Inc.+...............................   1,400        14,962
FreeMarkets, Inc.+...............................     100        34,141
Lithia Motors, Inc., Class A+....................   1,800        32,175
Regis Corp.......................................   2,000        37,625
School Specialty, Inc.+..........................   5,300        79,666
Stamps.com, Inc.+................................   1,000        41,719
Webvan Group, Inc.+..............................     300         4,884
Williams-Sonoma, Inc.+...........................   1,300        59,800
                                                            -----------
                                                                479,887
                                                            -----------
  TOTAL CONSUMER GOODS & SERVICES................             1,999,889
                                                            -----------

ENERGY (4.6%)
ELECTRIC (0.8%)
Cleco Corp.......................................   3,900       125,044
                                                            -----------
GAS EXPLORATION (1.1%)
Kinder Morgan, Inc...............................   3,200        64,600
Newfield Exploration Co.+........................   3,600        96,300
Spinnaker Exploration Co.+.......................   1,300        18,281
                                                            -----------
                                                                179,181
                                                            -----------

OIL-PRODUCTION (0.4%)
Devon Energy Corp................................   1,500        49,312
Unit Corp.+......................................   1,200         9,225
                                                            -----------
                                                                 58,537
                                                            -----------
              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------

OIL-SERVICES (2.3%)
Cooper Cameron Corp.+............................   3,900   $   190,856
Global Marine, Inc.+.............................   4,700        78,137
National-Oilwell, Inc.+..........................   3,200        50,200
Smith International, Inc.+.......................   1,600        79,500
                                                            -----------
                                                                398,693
                                                            -----------
  TOTAL ENERGY...................................               761,455
                                                            -----------

FINANCE (10.2%)
BANKING (3.4%)
BancorpSouth, Inc................................     300         4,894
Bank United Corp., Class A.......................   3,800       102,481
Capital Crossing Bank+...........................   1,100        13,819
City National Corp...............................   1,300        42,819
Colonial BancGroup, Inc..........................   6,700        69,512
Commercial Federal Corp..........................   3,050        54,328
Community First Bankshares, Inc..................   3,200        50,200
Gold Banc Corp., Inc.............................     500         4,531
Hamilton Bancorp, Inc.+..........................   1,900        33,844
National Commerce Bancorporation.................   3,100        70,525
Pacific Century Financial Corp...................   1,900        35,506
Republic Security Financial Corp.................   3,500        24,992
Sterling Bancshares, Inc.........................     200         2,244
Summit Bancshares, Inc...........................     200         3,650
Sun Bancorp, Inc.+...............................   1,535        15,254
Westamerica Bancorporation.......................   1,100        30,766
                                                            -----------
                                                                559,365
                                                            -----------

FINANCIAL SERVICES (2.2%)
Allied Capital Corp.+............................   3,700        67,641
American Home Mortgage Holdings, Inc.+...........   1,700        10,997
Creditrust Corp.+................................   1,300        10,034
Gabelli Asset Management, Inc.,
  Class A+.......................................   1,700        27,625
Heller Financial, Inc............................   4,200        84,262
Ilife.com, Inc.+.................................     500         2,344
MicroFinancial, Inc..............................     500         5,844
Ocwen Financial Corp.+...........................   3,100        19,375
Rare Medium Group, Inc.+.........................   1,200        40,725
TD Waterhouse Group, Inc.+.......................   2,200        36,162
Web Street, Inc.+................................   1,500        18,562
Willis Lease Finance Corp.+......................   5,300        34,781
                                                            -----------
                                                                358,352
                                                            -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
INSURANCE (2.2%)
Annuity and Life Re (Holdings), Ltd.(i)..........   3,900   $   101,644
E.W. Blanch Holdings, Inc........................     300        18,375
Fremont General Corp.............................   9,500        70,062
MIIX Group, Inc.+................................     400         5,850
Quotesmith.com, Inc.+............................   1,100        12,547
RenaissanceRe Holdings Ltd.(i)...................   3,500       143,062
StanCorp Financial Group, Inc....................     500        12,594
                                                            -----------
                                                                364,134
                                                            -----------

REAL ESTATE INVESTMENT TRUSTS (2.4%)
Arden Realty Group, Inc..........................   2,600        52,162
CenterPoint Properties Corp......................   1,200        43,050
Cousins Properties, Inc..........................   1,800        61,087
Manufactured Home Communities, Inc...............   2,600        63,212
Mills Corp.......................................   1,200        21,450
Mission West Properties, Inc.....................   3,100        24,025
Post Properties, Inc.............................   2,569        98,264
The Macerich Co..................................   1,700        35,381
                                                            -----------
                                                                398,631
                                                            -----------
  TOTAL FINANCE..................................             1,680,482
                                                            -----------

HEALTH CARE (11.1%)
BIOTECHNOLOGY (5.8%)
Affymetrix, Inc.+................................     900       152,691
BioCryst Pharmaceuticals, Inc.+..................   1,100        32,381
Human Genome Sciences, Inc.+.....................   2,500       381,406
IDEC Pharmaceuticals Corp.+......................   1,400       137,419
Maxygen, Inc.+...................................     300        21,412
Millennium Pharmaceuticals, Inc.+................   1,000       121,906
SangStat Medical Corp.+..........................   3,000        89,156
Trimeris, Inc.+..................................   1,400        33,162
                                                            -----------
                                                                969,533
                                                            -----------
HEALTH SERVICES (2.3%)
Allscripts, Inc.+................................   2,300       100,194
CareInsite, Inc.+................................     900        72,478
HealthExtras, Inc.+..............................   2,400        28,875
IDX Systems Corp.+...............................   1,200        37,612
MedQuist, Inc.+..................................   2,800        72,012
Oxford Health Plans, Inc.+.......................   3,900        49,603
Women First HealthCare, Inc.+....................   2,000        11,000
                                                            -----------
                                                                371,774
                                                            -----------
              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------

MEDICAL SUPPLIES (1.4%)
CONMED Corp.+....................................   1,200   $    31,125
Cyberonics Inc.+.................................   2,400        38,250
Cytyc Corp.+.....................................     300        18,347
Eclipse Surgical Technologies+...................   1,700        12,591
I-STAT, Corp.+...................................   2,200        31,625
IDEXX Laboratories, Inc.+........................   2,500        40,469
ResMed, Inc.+....................................   1,300        54,275
                                                            -----------
                                                                226,682
                                                            -----------

PHARMACEUTICALS (1.6%)
ILEX Oncology, Inc.+.............................     600        14,587
Ligand Pharmaceuticals, Inc.,
  Class B+.......................................   9,500       121,719
MedImmune, Inc.+.................................     240        39,795
Triangle Pharmaceuticals, Inc.+..................   1,800        23,006
Vertex Pharmaceuticals, Inc.+....................   1,600        55,400
                                                            -----------
                                                                254,507
                                                            -----------
  TOTAL HEALTH CARE..............................             1,822,496
                                                            -----------

INDUSTRIAL PRODUCTS & SERVICES (6.7%)
BUILDING MATERIALS (0.2%)
Elcor Corp.......................................     900        27,112
                                                            -----------

BUSINESS & PUBLIC SERVICES (0.5%)
Modis Professional Services, Inc.+...............   2,700        38,475
Obie Media, Corp.+...............................   1,300        15,194
RoweCom, Inc.+...................................     800        36,650
                                                            -----------
                                                                 90,319
                                                            -----------

CAPITAL GOODS (0.7%)
IDEX Corp........................................   1,500        45,562
Shaw Group, Inc.+................................   2,600        65,812
                                                            -----------
                                                                111,374
                                                            -----------

COMMERCIAL SERVICES (1.0%)
Costar Group, Inc.+..............................   1,000        35,812
Official Payments Corp.+.........................     200        10,481
On Assignment, Inc.+.............................   2,200        65,381
Pfsweb, Inc.+....................................     200         7,488
Source Information Management Co.+...............   2,500        41,563
                                                            -----------
                                                                160,725
                                                            -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
DIVERSIFIED MANUFACTURING (0.8%)
Buckeye Technologies, Inc.+......................   2,600   $    38,675
Gentek, Inc......................................   4,700        49,056
Symyx Technologies, Inc.+........................   1,700        50,788
                                                            -----------
                                                                138,519
                                                            -----------

INDUSTRIAL PRODUCTS & SERVICES (1.1%)
CNH Global NV+(i)................................   3,600        47,925
Mettler-Toledo International, Inc.+..............   3,500       133,656
                                                            -----------
                                                                181,581
                                                            -----------

MACHINERY (0.6%)
Manitowoc Co., Inc...............................     900        30,600
Terex Corp.+.....................................   2,500        69,375
                                                            -----------
                                                                 99,975
                                                            -----------

MANUFACTURING (1.6%)
American National Can Group, Inc.................   1,700        22,100
AptarGroup, Inc..................................   1,300        32,663
JAKKS Pacific, Inc.+.............................     500         9,344
MKS Instruments, Inc.+...........................   3,200       115,800
Monaco Coach Corp.+..............................   1,400        35,788
National R.V. Holdings, Inc.+....................   2,600        50,050
                                                            -----------
                                                                265,745
                                                            -----------

PACKAGING & CONTAINERS (0.2%)
Ivex Packaging Corp.+............................   3,200        32,000
                                                            -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........             1,107,350
                                                            -----------

TECHNOLOGY (29.4%)
AEROSPACE (0.6%)
L-3 Communications Holdings, Inc.+...............   2,500       104,063
                                                            -----------
COMMERCIAL SERVICES (1.5%)
Checkfree Holdings Corp.+........................   2,400       252,600
                                                            -----------

COMPUTER SOFTWARE (14.1%)
3DO Co.+.........................................   3,500        31,883
Accrue Software, Inc.+...........................   1,200        64,575
AGENCY.COM, Inc.+................................     400        20,550
Agile Software, Corp.+...........................     200        43,444
Akamai Technologies, Inc.+.......................     200        65,588
Alteon Websystems, Inc.+.........................     200        17,500
              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
COMPUTER SOFTWARE (CONTINUED)
Art Technology Group, Inc.+......................   1,100   $   143,103
Business Objects SA - Spon. ADR (i)+.............     300        39,881
C-bridge Internet Solutions, Inc.+...............     100         4,906
Deltathree.com, Inc.+............................   1,000        25,688
Digex, Inc. Del+.................................     500        34,250
Digital Impact, Inc.+............................     300        15,084
E.piphany, Inc.+.................................     200        44,750
eGain Communications, Corp.+.....................     600        22,500
eSPEED, Inc., Class A+...........................   1,100        39,222
Excalibur Technologies Corp.+....................   2,600        53,788
Exchange Applications, Inc.+.....................     900        49,894
Gartner Group, Inc., Class A.....................   2,400        36,600
Informatica Corp.+...............................   1,000       105,250
Informix Corp.+..................................   5,200        59,638
Interleaf, Inc.+.................................     800        27,025
Liberate Technologies, Inc.+.....................     300        76,988
Liquid Audio, Inc.+..............................     900        23,625
Looksmart, Ltd.+.................................   1,800        49,050
Mediaplex, Inc.+.................................     500        31,250
MicroStrategy, Inc.+.............................   1,500       315,047
National Information Consortium, Inc.+...........   1,100        35,475
NetRatings, Inc.+................................     700        33,316
OnDisplay, Inc.+.................................     100         9,038
OpenTV Corp.+....................................     300        24,113
Packeteer, Inc.+.................................   1,200        84,000
Peregrine Systems, Inc.+.........................     800        67,275
Preview Systems, Inc.+...........................     200        12,788
Rainmaker Systems, Inc.+.........................     800        16,250
Retek, Inc.+.....................................     800        60,400
Sanchez Computer Associates, Inc.+...............   2,600       107,900
Software.com, Inc.+..............................     500        47,781
Tumbleweed Communications Corp.+.................   1,500       125,531
VA Linux Systems, Inc.+..........................     300        62,081
Watchguard Technologies, Inc.+...................   1,500        45,141
Wind River Systems, Inc.+........................   3,900       142,959
                                                            -----------
                                                              2,315,127
                                                            -----------

COMPUTER SYSTEMS (0.5%)
Redback Networks, Inc.+..........................     100        17,716
Technology Solutions Co.+........................   1,900        61,928
                                                            -----------
                                                                 79,644
                                                            -----------

ELECTRONICS (0.5%)
Power-One, Inc.+.................................   1,700        78,944
                                                            -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
INFORMATION PROCESSING (5.4%)
24/7 Media, Inc.+................................   1,600   $    89,800
Computer Horizons Corp...........................   4,100        66,241
Digital Island, Inc.+............................     200        18,994
Equant NV-NY Registered Shares+(i)...............     700        78,400
Net Perceptions, Inc.+...........................   1,600        67,200
pcOrder.com, Inc.+...............................     800        40,750
Profit Recovery Group International, Inc.+.......     600        15,919
Proxicom, Inc.+..................................     800        99,375
Ticketmaster Online-CitySearch, Inc., Class B+...   1,300        50,009
Verio, Inc.+.....................................   1,900        87,816
Viant Corp.+.....................................     400        39,125
Visual Networks, Inc.............................     900        71,213
Webtrends Corp.+.................................     600        48,450
WorldGate Communications, Inc.+..................   2,200       104,569
                                                            -----------
                                                                877,861
                                                            -----------

SEMICONDUCTORS (6.8%)
Act Manufacturing, Inc.+.........................   1,800        67,781
Applied Micro Circuits Corp.+....................   2,200       280,225
Applied Science and Technology, Inc.+............   1,200        40,088
ATMI, Inc.+......................................   2,800        92,313
C-Cube Microsystems, Inc.+.......................     800        50,050
Caliper Technologies Corp.+......................     200        13,338
Exar Corp.+......................................   1,900       111,981
Kopin Corp.+.....................................   3,800       161,500
Lam Research Corp.+..............................     900       100,463
Sage, Inc.+......................................     300         5,775
SDL, Inc.+.......................................     600       130,913
Silicon Image, Inc.+.............................     800        55,925
                                                            -----------
                                                              1,110,352
                                                            -----------
  TOTAL TECHNOLOGY...............................             4,818,591
                                                            -----------
TELECOMMUNICATIONS (7.3%)
TELECOMMUNICATION SERVICES (5.4%)
Aether Systems, Inc.+............................     300        21,544
Allegiance Telecom, Inc.+........................   1,700       156,188
American Mobile Satellite Corp.+.................   4,500        94,922
CapRock Communications Corp.+....................   1,300        42,169
Clarent Corp.+...................................   1,100        85,456
Dycom Industries, Inc.+..........................     500        22,031
E Tek Dynamics, Inc.+............................     900       120,938
              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
TELECOMMUNICATION SERVICES (CONTINUED)
iBasis, Inc.+....................................     300   $     8,663
ITC DeltaCom, Inc.+..............................   1,600        44,150
Juniper Networks, Inc.+..........................     200        67,931
Metasolv Software, Inc.+.........................     300        24,788
Net2phone, Inc.+.................................     800        36,700
PNV.net, Inc.+...................................   3,000        24,469
SeaChange International, Inc.+...................   1,950        68,859
Tritel, Inc.+....................................     400        12,675
Williams Communication Group, Inc.+..............     900        26,044
Wink Communications, Inc.+.......................     300        18,009
Z-Tel Technologies, Inc.+........................     400        15,925
                                                            -----------
                                                                891,461
                                                            -----------

TELECOMMUNICATIONS-EQUIPMENT (1.9%)
Advanced Fibre Communications+...................   4,300       192,694
Cobalt Networks, Inc.+...........................     200        21,538
Finisar Corp.+...................................     500        44,750
TeleCorp PCS, Inc.+..............................     400        15,275
World Access, Inc.+..............................   1,600        31,150
                                                            -----------
                                                                305,407
                                                            -----------
  TOTAL TELECOMMUNICATIONS.......................             1,196,868
                                                            -----------

TRANSPORTATION (1.5%)
RAILROADS (0.3%)
Wisconsin Central Transportation Corp.+..........   3,600        48,375
                                                            -----------

TRANSPORT & SERVICES (0.7%)
C.H. Robinson Worldwide, Inc.....................   3,100       123,322
                                                            -----------

TRUCK & FREIGHT CARRIERS (0.5%)
Werner Enterprises, Inc..........................   5,675        79,273
                                                            -----------
  TOTAL TRANSPORTATION...........................               250,970
                                                            -----------

UTILITIES (1.2%)
NATURAL GAS (0.6%)
Atmos Energy Corp................................   3,800        77,663
Public Service Company of North Carolina, Inc....     700        22,619
                                                            -----------
                                                                100,282
                                                            -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES      VALUE
-------------------------------------------------  -------  ------------
WATER (0.6%)
E'Town Corp......................................   1,500   $    93,375
                                                            -----------
  TOTAL UTILITIES................................               193,657
                                                            -----------
  TOTAL COMMON STOCKS (COST $11,027,073).........            14,915,626
                                                            -----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
SHORT-TERM INVESTMENTS (9.1%)
OTHER INVESTMENT COMPANIES (1.7%)
SSGA Money Market Fund 4.997% (y), due
  01/03/00.......................................  $273,511       273,511
                                                              -----------
                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT       VALUE
-------------------------------------------------  ---------  ------------
U.S. TREASURY OBLIGATIONS (7.4%)
U.S. Treasury Bills, 5.06% (y), due 1/20/2000....  $600,000   $   598,398
U.S. Treasury Bills, 5.17%-5.28% (y), due
  1/13/2000......................................   623,000       621,916
                                                              -----------
  TOTAL U.S. TREASURY OBLIGATIONS................               1,220,314
                                                              -----------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,493,825)...................................               1,493,825
                                                              -----------
TOTAL INVESTMENTS (COST $12,520,898) (99.9%)................
                                                               16,409,451
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)................
                                                                   15,233
                                                              -----------
NET ASSETS (100.0%).........................................  $16,424,684
                                                              ===========

------------------------------
Note: Based on the cost of investments of $12,569,212 for federal income tax purposes at December 31, 1999, the aggregate gross unrealized appreciation and depreciation was $4,537,115 and $696,876, respectively, resulting in net unrealized appreciation of $3,840,239.

+ - Non-income producing security.

(i) - Foreign security

(y) - Yield to maturity.

Spon. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $12,520,898 )           $16,409,451
Receivable for Investments Sold                         48,236
Receivable for Expense Reimbursement                    23,415
Dividends Receivable                                     8,802
Receivable for Shares of Beneficial Interest Sold        4,179
Prepaid Expenses and Other Assets                          856
                                                   -----------
    Total Assets                                    16,494,939
                                                   -----------
LIABILITIES
Custody Fee Payable                                     18,672
Advisory Fee Payable                                     7,352
Payable for Investments Purchased                        5,700
Payable for Shares of Beneficial Interest
  Redeemed                                               1,673
Accrued Trustees' Fees and Expenses                         11
Administration Fee Payable                                   9
Accrued Expenses                                        36,838
                                                   -----------
    Total Liabilities                                   70,255
                                                   -----------
NET ASSETS
Applicable to 981,565 Shares of Beneficial
  Interest Outstanding
  (no par value, unlimited shares authorized)      $16,424,684
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                        $     16.73
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $16.73
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,937,748
Undistributed Net Investment Income                        929
Accumulated Net Realized Gain on Investments           597,454
Net Unrealized Appreciation of Investments           3,888,553
                                                   -----------
    Net Assets                                     $16,424,684
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Withholding Tax of $34 )              $   73,110
Interest Income                                                   38,480
                                                              ----------
    Investment Income                                            111,590
FUND EXPENSES
Custodian Fees and Expenses                        $ 105,141
Advisory Fee                                          55,018
Professional Fees and Expenses                        26,800
Printing Expenses                                     17,648
Transfer Agent Expense                                16,398
Trustees' Fees and Expenses                            8,176
Amortization of Organization Expense                   1,978
Administration Fee                                        77
Miscellaneous                                          4,009
                                                   ---------
    Total Expenses                                   235,245
Less: Reimbursement of Expenses                     (129,795)
                                                   ---------
NET FUND EXPENSES                                                105,450
                                                              ----------
NET INVESTMENT INCOME                                              6,140
NET REALIZED GAIN ON INVESTMENTS                               1,165,003
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  3,351,113
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $4,522,256
                                                              ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE            FOR THE
                                                      YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                   -----------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $          6,140   $         15,957
Net Realized Gain (Loss) on Investments                   1,165,003            (85,540)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                           3,351,113           (288,812)
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           4,522,256           (358,395)
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (6,555)            (9,395)
Net Realized Gain                                          (317,952)           (74,714)
In Excess of Net Realized Gain                                   --           (167,917)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                    (324,507)          (252,026)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold          7,391,609          3,344,904
Reinvestment of Dividends and Distributions                 324,507            252,063
Cost of Shares of Beneficial Interest Redeemed           (2,320,035)        (1,351,537)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                 5,396,081          2,245,430
                                                   ----------------   ----------------
    Total Increase in Net Assets                          9,593,830          1,635,009
NET ASSETS
Beginning of Year                                         6,830,854          5,195,845
                                                   ----------------   ----------------
End of Year (including undistributed net
  investment income of $929 and $4,416,
  respectively)                                    $     16,424,684   $      6,830,854
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                                FOR THE PERIOD
                                                                                                                JANUARY 3, 1995
                                                             FOR THE YEAR ENDED DECEMBER 31,                   (COMMENCEMENT OF
                                                ----------------------------------------------------------    OPERATIONS) THROUGH
                                                  1999         1998           1997              1996           DECEMBER 31, 1995
                                                ---------    ---------    ------------    ----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 11.86      $ 13.09       $ 12.53           $ 11.83               $ 10.00
                                                 -------      -------       -------           -------               -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.00(c)      0.03          0.04              0.06                  0.11
Net Realized and Unrealized Gain (Loss) on
  Investments                                       5.23        (0.74)         2.53              2.43                  3.18
                                                 -------      -------       -------           -------               -------
Total from investment operations                    5.23        (0.71)         2.57              2.49                  3.29
                                                 -------      -------       -------           -------               -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                              (0.01)       (0.02)        (0.04)            (0.06)                (0.11)
Net Realized Gain                                  (0.35)       (0.15)        (1.97)            (1.73)                (1.35)
In Excess of Net Realized Gain                        --        (0.35)           --                --                    --
                                                 -------      -------       -------           -------               -------
Total distributions to Shareholders                (0.36)       (0.52)        (2.01)            (1.79)                (1.46)
                                                 -------      -------       -------           -------               -------

NET ASSET VALUE, END OF PERIOD                   $ 16.73      $ 11.86       $ 13.09           $ 12.53               $ 11.83
                                                 =======      =======       =======           =======               =======

RATIOS AND SUPPLEMENTAL DATA
Total return                                       44.39%       (5.51)%       22.50%            21.74%                32.91%(a)
Net Assets, End of Period (in thousands)         $16,425      $ 6,831       $ 5,196           $ 3,867               $ 2,536
Ratios to Average Net Assets
  Expenses                                          1.15%        1.15%         1.15%             1.15%                 1.15%(b)
  Net Investment Income                             0.07%        0.28%         0.28%             0.54%                 0.99%(b)
  Expenses Without Reimbursement                    2.57%        3.43%         3.81%             2.69%                 3.22%(b)
Portfolio Turnover                                   121%          67%           85%              144%                  100%

------------------------
(a) Not Annualized.

(b) Annualized.

(c) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Small Company Portfolio (the "portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. Prior to December 30, 1999, the trust was composed of five separate portfolios which operated as distinct investment vehicles. J.P. Morgan Treasury Money Market Portfolio was terminated on December 30, 1999. The investment objective of the portfolio seeks to provide a high total return from a portfolio of small company stock.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   d) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

   e) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code.

   g) The portfolio accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ending December 31, 1999, for J.P. Morgan Small Company Portfolio was to decrease undistributed net investment income by $3,072, and increase accumulated net realized gain on investment by $3,072. The adjustments are primarily due to the reclassification of REIT income.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, JPMIM is paid a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the portfolio's average daily net assets. For the fiscal year ended
      December 31, 1999, such fees amounted to $55,018.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolios' officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1999, the fee for these services amounted to $77.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limit of 0.55% of the average daily net assets of the portfolio, Morgan will

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      reimburse the portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1999 Morgan has agreed to reimburse the portfolio $129,795.

   d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of the portfolio were as follows:

                                                   FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                   ------------------  ------------------
Shares sold......................................            570,880             265,858
Reinvestment of dividends........................             21,133              20,952
Shares redeemed..................................           (186,458)           (107,855)
                                                    ----------------    ----------------
Net Increase.....................................            405,555             178,955
                                                    ================    ================

From time to time, the portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the year ended December 31, 1999, were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          -----------
$14,489,289......  $10,451,948

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Small Company Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1996 and for the period January 3, 1995 (commencement of operations) through December 31, 1995 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2000

J.P. MORGAN SERIES TRUST II PORTFOLIOS
   BOND PORTFOLIO
   INTERNATIONAL OPPORTUNITIES PORTFOLIO
   SMALL COMPANY PORTFOLIO
   U.S. DISCIPLINED EQUITY PORTFOLIO


FOR MORE INFORMATION ON THE J.P. MORGAN SERIES TRUST II PORTFOLIOS, CALL FUNDS DISTRIBUTOR, INC. AT (888) 756-8645.
IMAR385

J.P. MORGAN SMALL COMPANY PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 1999